CAPITAL STOCK EXCHANGE AGREEMENT


     THIS AGREEMENT is made this 13th day of December, 2002, by and between the stockholders of SUB SURFACE WASTE MANAGEMENT, INC., a Nevada corporation ("SSWM"), all of such SSWM stockholders being more fully described on the signature pages hereof (the "SSWM Stockholders"), the holders of options to purchase the Series A Preferred Stock of SSWM, par value $0.001 per share (the "SSWM Preferred Stock"), such holders of options to purchase the SSWM Preferred Stock being referred to as the "SSWM Option Holders" and being more fully described on the signature pages hereof, and COVINGHAM CAPITAL CORP., a Delaware corporation (the "Company").

     WHEREAS, the SSWM Stockholders are the owners of all shares of the issued and outstanding (a) common stock of SSWM, par value $0.001 per share (the "SSWM Common Stock"), and (b) SSWM Preferred Stock, such ownership being more fully described hereinafter (all of such shares being hereinafter collectively referred to as the "SSWM Stock"); and

     WHEREAS, the SSWM Stockholders desire to transfer all of their shares of the SSWM Stock to the Company in exchange for shares of the common stock of the Company, par value $0.001 per share (the "Company Common Stock"), and shares of the Series A Preferred Stock of the Company, par value $0.001 per share (the "Company Preferred Stock") as hereinafter provided; and

     WHEREAS, the SSWM Option Holders are the owners of options to purchase 400,000 shares of the SSWM Preferred Stock (the "SSWM Preferred Stock Options"); and

     WHEREAS, the SSWM Option Holders desire to transfer all of their SSWM Preferred Stock Options to the Company in exchange for options to purchase 400,000 shares of the Company Preferred Stock (the "Company Preferred Stock Options"), such Company Preferred Stock Options to be upon the same terms and conditions pertaining to the SSWM Preferred Stock Options, as hereinafter provided;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the SSWM Stockholders and SSWM Option Holders (hereinafter sometimes collectively referred to as the "SSWM Parties"), and the Company agree as follows:

     1.  Exchange  of the SSWM Stock. Upon the terms and conditions set forth in
         ----------------------------
this Agreement the SSWM Stockholders shall exchange, sell, assign, and transfer to the Company at the closing of this Agreement (the "Closing"), free and clear of all liens and encumbrances, and the Company, upon the basis of the covenants, warranties and representations of the SSWM Stockholders set forth herein, shall accept from the SSWM Stockholders at the Closing 10,744,000 shares of the SSWM Common Stock, and 5,360,000 shares of the SSWM Preferred Stock owned by the SSWM Stockholders. In reliance on the representations and warranties of the SSWM Stockholders, and in full consideration therefor, the Company shall deliver to the SSWM Stockholders, in exchange for the SSWM Stock, at the Closing 10,744,000 shares of the Company Common Stock, and 5,360,000 shares of the Company Preferred Stock.

     2.  Exchange  of  the  SSWM  Preferred  Stock  Options.  Upon the terms and
         --------------------------------------------------
conditions set forth in this Agreement the SSWM Option Holders shall exchange, sell, assign, and transfer to the Company at the Closing, free and clear of all liens and encumbrances, and the Company, upon the basis of the covenants, warranties and representations of the SSWM Option Holders set forth herein, shall accept from the SSWM Option Holders at the Closing the SSWM Preferred
Stock Options. In reliance on the representations and warranties of the SSWM Option Holders, and in full consideration therefor, the Company shall deliver to the SSWM Option Holders, in exchange for the SSWM Preferred Stock Options, at the Closing the Company Preferred Stock Options.

     3.  Tax Treatment. The exchange described herein is intended to comply with
         -------------
all of the provisions of Section 351 of the Internal Revenue Code of 1986, as amended, and all applicable regulations thereunder. In order to ensure compliance with said provisions, the parties agree to take whatever steps may be necessary, including, but not limited to, the amendment of this Agreement.

     4.  Representations  and  Warranties  of  the  SSWM  Parties.  Where  a
         --------------------------------------------------------
representation contained in this Agreement is qualified by the phrase "to the best of the SSWM Parties' knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the SSWM Parties believe the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The SSWM Parties represent and warrant as follows:

          (a)  Power  and  Authority.  The  SSWM  Parties  have  full  power and
               ---------------------
authority to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the "Other Agreements").

          (b)  Binding  Effect. Upon execution and delivery by the SSWM Parties,
               ---------------
this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the SSWM Parties, enforceable against the SSWM Parties in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)  Effect.  Neither  the execution and delivery of this Agreement or
               ------
the Other Agreements nor full performance by the SSWM Parties of their obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of SSWM or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of SSWM or necessary for the operation of SSWM's business following the Closing or any other material contract, commitment, or other obligation to which SSWM is a party, or create or result in the creation of any encumbrance on any of the property of SSWM.


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
          (d)  No  Consents.  No  consent,  approval  or  authorization  of,  or
               ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the SSWM Parties prior to the Closing to authorize the execution, delivery and performance by the SSWM Parties of this Agreement or the Other Agreements.

          (e)  Stock  Ownership.  The SSWM Stockholders have good, absolute, and
               ----------------
marketable title to 10,744,000 shares of the SSWM Common Stock, and 5,360,000 shares of the SSWM Preferred Stock, in the manner set forth herein, which constitute all of the issued and outstanding shares of the capital stock of SSWM (collectively, the "SSWM Stock"). The SSWM Stockholders have the complete and unrestricted right, power and authority to sell, transfer and assign the SSWM Stock pursuant to this Agreement. The delivery of the SSWM Stock to the Company as herein contemplated will vest in the Company good, absolute and marketable title to all of the issued and outstanding shares of the SSWM Stock, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws.

          (f)  Organization  and  Standing of SSWM. SSWM is a duly organized and
               -----------------------------------
validly existing Nevada corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted.

          (g)  No  Subsidiaries.  SSWM  has  no  subsidiaries.
               ----------------

          (h)  Capitalization  of  SSWM.  SSWM  is authorized by its Articles of
               ------------------------
Incorporation to issue 300,000,000 shares of the SSWM Common Stock, 10,744,000 shares of which are duly and validly issued and outstanding, fully paid, and non-assessable, and 50,000,000 shares of the SSWM Preferred Stock, 5,360,000 shares of which are duly and validly issued and outstanding, fully paid, and non-assessable. Other than the SSWM Preferred Stock Options, there are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the SSWM Stock or other securities or entitling anyone to acquire the SSWM Stock or other securities of SSWM.

          (i)  The  SSWM  Parties'  Representations  and  Warranties  True  and
               ----------------------------------------------------------------
Complete.  All  representations  and  warranties  of  the  SSWM  Parties in this
--------
Agreement and the Other Agreements will be true, accurate and complete in all material respects as of the Closing.

          (j)  No  Knowledge  of the Company's Default. The SSWM Parties have no
               ---------------------------------------
knowledge that any of the Company's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that the Company is in default under any term or provision of this Agreement or the Other Agreements.

          (k)  No  Untrue  Statements. No representation or warranty by the SSWM
               ----------------------
Parties in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (l) Reliance. The foregoing representations and warranties are made by
              --------
the SSWM Parties with the knowledge and expectation that the Company is placing complete reliance thereon.

     5.  Representations  and  Warranties of the Company. Where a representation
         ------------------------------------------------
contained in this Agreement is qualified by the phrase "to the best of the Company's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Company believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Company hereby represents and warrants to the SSWM Parties as follows:

          (a)  Power  and  Authority.  The  Company has full corporate power and
               ---------------------
authority  to  execute,  deliver  and  perform  this  Agreement  and  the  Other
Agreements.

          (b)  Authorization.  The  execution,  delivery and performance of this
               -------------
Agreement and the Other Agreements by the Company have been duly authorized by all requisite corporate action.

          (c)  Binding  Effect. Upon execution and delivery by the Company, this
               ---------------
Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Company enforceable against the Company in accordance with the terms hereof and thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (d)  No  Default. Neither the execution and delivery of this Agreement
               -----------
or the Other Agreements nor full performance by the Company of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of the Company or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of the Company or necessary for the operation of the Company's business following the Closing or any other material contract, commitment, or other obligation to which the Company is a party, or create or result in the creation of any encumbrance on any of the Company's assets.

          (e)  No  Consents.  No  consent,  approval  or  authorization  of,  or
               ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Company prior to the Closing to authorize the execution, delivery and performance by the Company of this Agreement or the Other Agreements.

          (f)  Organization  and  Standing of the Company. The Company is a duly
               ------------------------------------------
organized and validly existing Delaware corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted.

          (g)  No  Subsidiaries.  The  Company  has  no  subsidiaries.
               ----------------

          (h)  Capitalization  of  the Company. The Company is authorized by its
               --------------------------------
Certificate of Incorporation to issue 300,000,000 shares of the Company Common Stock, 5,657,784 shares of which are duly and validly issued and outstanding, fully paid, and non-assessable, and 50,000,000 shares of the Company Preferred Stock, none of which are issued and outstanding. The Company Common Stock and the Company Preferred Stock are hereinafter sometimes collectively referred to as the "Company Stock." There are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Company Stock or other securities or entitling anyone to acquire the Company Stock or other securities of the Company.

          (i)  The  Company's  Representations and Warranties True and Complete.
               -----------------------------------------------------------------
All representations and warranties of the Company in this Agreement and the Other Agreements will be true, accurate and complete in all material respects as of the Closing.

          (j)  No  Knowledge  of  the  SSWM Parties' Default. The Company has no
               ---------------------------------------------
knowledge that any of the SSWM Parties' representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any respect or that the SSWM Parties are in default under any term or provision of this Agreement or the Other Agreements.

          (k) No Untrue Statements. No representation or warranty by the Company
              --------------------
in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (l) Reliance. The foregoing representations and warranties are made by
              --------
the Company with the knowledge and expectation that the SSWM Parties are placing complete reliance thereon.

     6.  Actions  of  SSWM Pending the Closing. The SSWM Stockholders agree that
         -------------------------------------
from  the  date  hereof  through  the  Closing:

          (a)  Operations.  The SSWM Stockholders will use their best efforts to
               ----------
cause SSWM to (i) be operated in keeping with its customary practices and in compliance with all applicable laws, rules and regulations; (ii) continue to replenish its inventory in a normal and customary manner consistent with its practices; (iii) use its best efforts to maintain the relationships of its suppliers, customers and those having business relations with it; and (iv) not engage in any transaction or make any commitment or expenditure other than those which are in the usual and ordinary course of business.

          (b)  No  Change  in  Corporate  Charter. No change will be made in the
               ----------------------------------
Articles of Incorporation or Bylaws of SSWM, except as may be first approved in writing by the Company.

          (c)  No  Change  in Stock. No change will be made in the authorized or
               --------------------
issued capital stock of SSWM.

          (d)  No  Default.  SSWM shall timely pay and/or not suffer any default
               -----------
with respect to any of its contracts, commitments or obligations. SSWM shall also continue to pay as they become due all accounts payable of SSWM.

          (e) No Contracts. No contract or commitment will be entered into by or
              ------------
on behalf of SSWM.

          (f)  No  Liabilities.  SSWM  shall  not  issue or sell any of the SSWM
               ---------------
Stock, bonds, notes, or other corporate securities, or incur any obligation or liability, except as may be first approved in writing by the Company.

          (g)  Compliance.  The  SSWM  Stockholders  shall  cause  SSWM  and its
               ----------
officers and employees to comply with all applicable provisions of this Agreement.

     7.  Conditions  Precedent  to  Obligations  of  the  SSWM  Parties.  All
         --------------------------------------------------------------
obligations of the SSWM Parties under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions which must be satisfied as herein specified:

          (a)  Representations  and  Warranties  True  at  Closing.  The
               ----------------------------------------------------
representations and warranties of the Company herein shall be deemed to have been made again on the Closing Date, and then be true and correct, subject to any changes contemplated by this Agreement. The Company shall have performed all of the obligations to be performed by it hereunder on or prior to the Closing Date.

          (b)  Resolutions.  The  SSWM  Parties'  counsel  shall  have  received
               -----------
certified resolutions of a meeting of the Board of Directors of the Company pursuant to which this Agreement and the transactions contemplated hereby were duly and validly approved, adopted and ratified by the Company all in form and content satisfactory to such counsel, authorizing (i) the execution, delivery and performance of this Agreement, (ii) such other documents and instruments as shall be necessary to consummate the transactions contemplated hereby and thereby, and (iii) all actions to be taken by the Company hereunder.

          (c)  Other  Matters.  All  corporate and other proceedings and actions
               --------------
taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the SSWM Parties and their counsel, whose approval shall not be unreasonably withheld.

     8.  Conditions  Precedent  to  Obligations of the Company.  All obligations
         -----------------------------------------------------
of the Company under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

          (a)  Representations  and  Warranties  True  at  Closing.  The
               ---------------------------------------------------
representations and warranties of the SSWM Parties herein shall be deemed to have been made again on the Closing Date, and then be true and correct, subject to any changes contemplated by this Agreement. The SSWM Parties shall have performed all of the obligations to be performed by them hereunder on or prior to the Closing Date.

          (b)  Resignations  of  Directors  and  Officers. The SSWM Stockholders
               ------------------------------------------
shall have delivered to the Company at the Closing the written resignations of all of the directors and officers of SSWM.

          (c)  Other  Matters.  All  corporate and other proceedings and actions
               --------------
taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Company and its counsel, whose approval shall not be unreasonably withheld.

     9.  The  Nature  and Survival of Representations, Covenants and Warranties.
         -----------------------------------------------------------------------
All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, shall expire one year following the Closing Date.

     10.  Cooperation. The Company and the SSWM Parties will each cooperate with
          -----------
the other, at the other's request and expense, in furnishing information, testimony, and other assistance in connection with any actions, proceedings, arrangements, disputes with other persons or governmental inquiries or investigations involving the SSWM Parties or the Company or the transactions contemplated hereby.

     11. Further Conveyances and Assurances. After the Closing, the SSWM Parties
         ----------------------------------
and the Company, each, will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in the other ownership of the SSWM Stock, the SSWM Preferred Stock Options, the Company Stock, or the Company Preferred Stock Options, as the case may be.

     12.  Closing.  The  Closing  Date  of  the  sale  and purchase contemplated
          -------
hereunder shall be on or before December 23, 2002, subject to acceleration or postponement from time to time as the SSWM Parties and the Company mutually agree. The Closing shall be held at the offices of SSWM at 2:00 p.m., San

Diego, California time, on the Closing Date unless another hour or place is mutually agreed upon by the SSWM Parties and the Company.

     13. Deliveries at the Closing by the SSWM Stockholders. At the Closing, the
         --------------------------------------------------
SSWM Stockholders shall deliver to the Company the following:

          (a) Certificates representing 10,744,000 shares of the SSWM Common Stock, duly endorsed in favor of the Company.

          (b) Certificates representing 5,360,000 shares of the SSWM Preferred Stock, duly endorsed in favor of the Company.

          (c) Any other document which may be necessary to carry out the intent of this Agreement.

     All documents reflecting any actions taken, received or delivered by the SSWM Stockholders pursuant to this Paragraph 13 shall be reasonably satisfactory in form and substance to the Company and its counsel.

     14.  Deliveries  at  the  Closing  by  the  SSWM  Option  Holders.  At  the
          ------------------------------------------------------------
Closing, the SSWM Option Holders shall deliver to the Company the following:

          (a)  Options  covering  400,000  shares  of  the SSWM Preferred Stock.

          (b) Any other document which may be necessary to carry out the intent of this Agreement.

     All documents reflecting any actions taken, received or delivered by the SSWM Option Holders pursuant to this Paragraph 14 shall be reasonably satisfactory in form and substance to the Company and its counsel.

     15.  Deliveries  at the Closing by the Company. At the Closing, the Company
          -----------------------------------------
shall  deliver  to  the  SSWM  Stockholders  the  following:

          (a) Certificates representing 10,744,000 shares of the Company Common Stock, duly endorsed in favor of the SSWM Stockholders in the names and amounts with respect to each of the SSWM Stockholders as described herein.

          (b) Certificates representing 5,360,000 shares of the Company Preferred Stock, duly endorsed in favor of the SSWM Stockholders in the names and amounts with respect to each of the SSWM Stockholders as described herein.

          (c) A certificate executed by an officer of the Company with knowledge of the facts to the effect that:

               (i) All corporate and other proceedings or actions required to be taken by the Company in connection with the transactions contemplated by this Agreement have been taken;

               (ii) All requisite governmental approvals and authorizations necessary for consummation by the Company of the transactions contemplated hereby have been duly issued or granted; and

               (iii) There has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

          (d) Any other document which may be necessary to carry out the intent of this Agreement.

     All documents reflecting any actions taken, received or delivered by the Company pursuant to this Paragraph 15 shall be reasonably satisfactory in form and substance to the SSWM Stockholders and their counsel.

     16.  Deliveries  at the Closing by the Company. At the Closing, the Company
          ------------------------------------------
shall  deliver  to  the  SSWM  Option  Holders  the  following:

               (i) Options to purchase 400,000 shares of the Company Preferred Stock, duly endorsed in favor of the SSWM Option Holders in the names and amounts with respect to each of the SSWM Option Holders as described herein.

          (b) Any other document which may be necessary to carry out the intent of this Agreement.

     All documents reflecting any actions taken, received or delivered by the Company pursuant to this Paragraph 16 shall be reasonably satisfactory in form and substance to the SSWM Option Holders and their counsel.

     17.  Assignment.  This  Agreement  shall  be  binding upon and inure to the
          ----------
benefit of the successors of each of the parties hereto, but shall not be assignable by either party without the prior written consent of the other party, which consent shall be subject to such party's sole, absolute and unfettered discretion.

     18.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the SSWM Parties, addressed to Mr. Robert C. Brehm at 5922 B Farnsworth Court, Carlsbad, California 92008, telecopier (760) 918-1855, and e-mail bob@bugsatwork.com; and if to the Company, addressed to Mr. Robert C. Brehm at 5922 B Farnsworth Court, Carlsbad, California 92008, telecopier (760) 918-1855, and e-mail bob@bugsatwork.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     19.  Construction. Words of any gender used in this Agreement shall be held
          ------------
and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     20.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     21.  Cumulative  Rights.  The  rights  and remedies of any party under this
          ------------------
Agreement and the instruments executed or to be executed in connection herewith, or any of it, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     22. Invalidity. In the event any one or more of the provisions contained in
         ----------
this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     23.  Time of the Essence.  Time is of the essence of this Agreement.
          -------------------

     24.  Multiple  Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     25.  Controlling  Agreement. In the event of any conflict between the terms
          ----------------------
of this Agreement or any agreement referred to herein, the terms of this Agreement shall control.

     26.  Law  Governing.  This Agreement shall be construed and governed by the
          --------------
laws of the State of California, and all obligations hereunder shall be deemed performable in San Diego County, California.

     27.  Entire Agreement. This instrument contains the entire understanding of
          -----------------
the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.

                                              COVINGHAM  CAPITAL  CORP.



                                              By
                                                --------------------------------
                                                Robert C. Brehm, President




                             THE SSWM STOCKHOLDERS:
Name                      Common Stock Owned  Preferred Stock Owned  Signature
------------------------  ------------------  ---------------------  ---------
U.S. Microbics, Inc.               6,500,000              5,000,000
------------------------  ------------------  ---------------------  ---------
USM Capital Group, Inc.            3,000,000                    -0-
------------------------  ------------------  ---------------------  ---------
Robert C. Brehm                      300,000                    -0-
------------------------  ------------------  ---------------------  ---------
Bruce S. Beattie                     175,000                    -0-
------------------------  ------------------  ---------------------  ---------
Behzad Mirzayi                       175,000                    -0-
------------------------  ------------------  ---------------------  ---------
Conrad Nagel                         150,000                    -0-
------------------------  ------------------  ---------------------  ---------
Mery Robinson                        150,000                    -0-
------------------------  ------------------  ---------------------  ---------
Laurie Romag                          50,000                    -0-
------------------------  ------------------  ---------------------  ---------
Mike Jordan                          100,000                    -0-
------------------------  ------------------  ---------------------  ---------
Edify Capital Corp.                   44,000                    -0-
------------------------  ------------------  ---------------------  ---------
Peter L. Thomas, Jr.                  20,000                    -0-
------------------------  ------------------  ---------------------  ---------
Anthony F. Valdez                     20,000                    -0-
------------------------  ------------------  ---------------------  ---------
Vuryl Klassen                         60,000                    -0-
------------------------  ------------------  ---------------------  ---------
Alexander & Wade, Inc.                   -0-                250,000
------------------------  ------------------  ---------------------  ---------
Darwin Ting and Kuei Mei                 -0-                 55,000
Ting TRS FBO Ting
Family Trust UA 03-14-92
------------------------  ------------------  ---------------------  ---------
Charles Ting                             -0-                 55,000
------------------------  ------------------  ---------------------  ---------
Total                             10,744,000              5,360,000
------------------------  ------------------  ---------------------  ---------

      THE SSWM OPTION HOLDERS:
Name               Options  Signature
-----------------  -------  ---------
Robert C. Brehm    100,000
-----------------  -------  ---------
Bruce S. Beattie    70,000
-----------------  -------  ---------
Behzad Mirzayi      70,000
-----------------  -------  ---------
Conrad Nagel        40,000
-----------------  -------  ---------
Mery Robinson       40,000
-----------------  -------  ---------
Laurie Romag        20,000
-----------------  -------  ---------
Chota Oum            8,000
-----------------  -------  ---------
Peter Schmidt        8,000
-----------------  -------  ---------
Jason Nesseth        9,000
-----------------  -------  ---------
John Hill            5,000
-----------------  -------  ---------
James Heath          5,000
-----------------  -------  ---------
Susan Kline          5,000
-----------------  -------  ---------
Ronnie Long          5,000
-----------------  -------  ---------
Gabe Lee             5,000
-----------------  -------  ---------
Justin Keener        5,000
-----------------  -------  ---------
Michelle Robinson    5,000
-----------------  -------  ---------
Total              400,000
-----------------  -------  ---------